Share capital and reserves	12 Months Ended
Dec. 31, 2021
Share Capital, Reserves and Other Equity Interest [Abstract]
Share capital and reserves	Share capital, Capital reserve and Founder Preferred Shares Dividend reserve
Share capital and capital reserve

	As at December 31, 2022	As at December 31, 2021
	€m	€m
Authorized:
Unlimited number of Ordinary Shares with nil nominal value issued at $10.00 per share	n/a	n/a
Unlimited number of Founder Preferred Shares with nil nominal value issued at $10.00 per share	n/a	n/a
Issued and fully paid:
172,550,253 (December 31, 2021: 173,559,173) Ordinary Shares with nil nominal value	1,613.2	1,639.6
1,500,000 (December 31, 2021: 1,500,000) Founder Preferred Shares with nil nominal value	10.6	10.6
Total share capital and capital reserve	1,623.8	1,650.2
Listing and share transaction costs	(27.1)	(27.1)
Total net share capital and capital reserve	1,596.7	1,623.1

Ordinary Shares

Issued and Repurchased Ordinary shares (in millions)
Balance at December 31, 2020	172.2
Shares issued in the year	5.0
Shares repurchased in the year	(3.6)
Balance at December 31, 2021	173.6
Shares issued in the year	0.2
Shares repurchased in the year	(1.2)
Balance at December 31, 2022	172.6
Note 8(b) sets out the Non-Executive Director, Initial Director Options and Director and Senior Management Restricted share awards.
Note 27 sets out the Founder Preferred Share Dividends issued as ordinary shares in all years presented.
On March 13, 2020, the Company announced a share repurchase program to purchase up to an aggregate of $300.0 million of the Company’s ordinary shares. Acquisitions pursuant to the stock repurchase program may be made from time to time through a combination of open market repurchases, privately negotiated transactions, accelerated share repurchase transactions, and/or other derivative transactions. After the announcement, the Company entered into a series of open-market repurchases. During 2020, 11,913,682 ordinary shares at an average price of $21.04, for aggregate gross costs of $250.9 million (€217.4 million) were repurchased and canceled. Directly attributable transaction costs of €0.2 million were incurred. During 2021, a further 507,396 ordinary shares were repurchased and cancelled at an average price of $25.29 for aggregate gross costs of $12.8 million (€10.5 million) under this authorization.
In August 2020, the Company announced the repurchase of up to $500.0 million of shares, to be executed by way of a Dutch auction. On September 15, 2020, a total of 18,061,952 shares at a clearing price of $25.50 per share amounting to the purchase price of $460.6 million (€389.3 million) was paid to the prevailing shareholders with all shares canceled as of the same date. Directly attributable transaction costs of €1.9 million were incurred.
On August 5, 2021, the Company announced a new share repurchase program to purchase up to an aggregate of $500.0 million of the Company’s ordinary shares, to be executed in the period to August 2024. Acquisitions pursuant to the stock repurchase program may be made from time to time through a combination of open market repurchases, privately negotiated transactions, accelerated share repurchase transactions, and/or other derivative transactions, at the Company's discretion, as permitted by securities laws and other legal requirements. Pursuant to the program, as at December 31, 2021, 3,090,082 ordinary shares had been repurchased and canceled at an average price of $24.50, for aggregate gross costs of $75.8 million (€67.1 million). Directly attributable transaction costs of €0.1 million were incurred. During 2022, a further 1,160,547 ordinary shares were repurchased and canceled in open market transactions at an average price of $26.23 for aggregate gross costs of $30.5 million (€26.8 million) under this authorization. Directly attributable transaction costs were immaterial.
Listing and share transaction costs
As at December 31, 2022, cumulative listing and share transaction costs, which includes the total cost of admission and share issuance expenses, as well as costs associated with share repurchases were €27.1 million and are disclosed as a deduction directly against the capital reserve.

€m
At December 31, 2020	27.0
Share transaction costs	0.1
At December 31, 2021	27.1
Share transaction costs	—
At December 31, 2022	27.1
Obligation to purchase shares
As part of the August 5, 2021 authorized share repurchase program, the Company entered into share purchases at agreed prices, totaling 135,621 shares in late 2021 which had not been settled and were therefore not owned by Nomad until early 2022. As at December 31, 2021, the Company recorded €3.0 million within accounts payable to recognize the liability for those shares, with a corresponding other receivable to reflect the value of the shares to be received upon settlement.

Founder Preferred Shares Annual Dividend Amount
As of December 31, 2022, each of the Founder Entities held 750,000 shares for a total of 1,500,000 Founder Preferred Shares which were issued at $10.00 per share. The Founder Preferred Shares were intended to incentivize the Founders to achieve Nomad’s objectives. In addition to providing long term capital, the Founder Preferred Shares were structured to provide a dividend based on the future appreciation of the market value of the ordinary shares thus aligning the interests of the Founders with those of the holders of ordinary shares on a long term basis. The Founder Preferred Shares were also intended to encourage the Founders to grow Nomad to maximize value for holders of ordinary shares. There are no Founder Preferred Shares held in Treasury. Founder Preferred Shares conferred upon the holder the following:

1.the right to one vote per Founder Preferred Share on all matters to be voted on by shareholders generally and to vote together with the holders of ordinary shares;

2.commencing on January 1, 2015 and for each financial year thereafter:

a.once the average price per ordinary share for the Dividend Determination Period, i.e. the last ten consecutive trading days of a year is at least $11.50 (which condition has been satisfied for the year ended December 31, 2015), the right to receive a Founder Preferred Shares Annual Dividend Amount (as more fully described below), payable in Ordinary Shares or cash, at the Company’s sole option; and

b.the right to receive dividends and other distributions as may be declared from time to time by the Company’s board of directors with respect to the Ordinary Shares (such dividends to be distributed among the holders of
Founder Preferred Shares, as if for such purpose the Founder Preferred Shares had been converted into Ordinary Shares immediately prior to such distribution) plus an amount equal to 20% of the dividend which would be distributable on such number of Ordinary Shares equal to the Preferred Share Dividend Equivalent (as defined below); and

3.in addition to amounts payable pursuant to clause 2 above, the right, together with the holders of Ordinary Shares, to receive such portion of all amounts available for distribution and from time to time distributed by way of dividend or otherwise at such time as determined by the Directors; and

4.the right to an equal share (with the holders of Ordinary Shares on a share for share basis) in the distribution of the surplus assets of Nomad on its liquidation as are attributable to the Founder Preferred Shares; and

5.the ability to convert into Ordinary Shares on a 1-for-1 basis (mandatorily upon a Change of Control or the seventh full financial year after an acquisition)
See Note 27 for further information on the Founder Preferred Shares Dividends issued.